SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                   May 5, 2005
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)


                             Kearny Financial Corp.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


      United States                   0-51093                   22-3803741
----------------------------         ----------               -------------
(State or other jurisdiction         (File No.)               (IRS Employer
 of incorporation)                                        Identification Number)


120 Passaic Avenue, Fairfield, New Jersey                            07004
-----------------------------------------                            -----
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:   (973) 244-4500
                                                      --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                             KEARNY FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 2.02 Results of Operations and Financial Condition
          ---------------------------------------------

         On May 5, 2005, the Registrant issued a press release to report earnings for the quarter ended March 31, 2005. A copy of the press release is furnished with this Form 8-K as exhibit 99.


Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------


     Exhibit
     Number              Description
     ------              -----------

       99       Press Release dated May 5, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                            KEARNY FINANCIAL CORP.


Date: May 6, 2005                           By:     /s/William C. Ledgerwood
                                                    ----------------------------
                                                    William C. Ledgerwood
                                                    Senior Vice President and
                                                    Chief Accounting Officer